SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) August 28, 2000

                             MDI ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)

     Delaware                         0-24919                     73-15156
     --------                         -------                     --------
(State or Other Jurisdiction   (Commission File Number)        (I.R.S. Employer
   of Incorporation)                                         Identification No.)

                                 201 Ann Street
                           Hartford, Connecticut 06103

                         (Address of principal executive
                           offices including zip code)


                                 (860) 527-5359

                         (Registrant's telephone number,
                              including area code)


                                      N.A.

          (Former name or former address, if changed since last report)


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Item 5. Other Events.

On August 28, 2000, MDI Entertainment, Inc. terminated the Agreement and Plan of Merger, dated as of January 26, 2000, between MDI, MDI Acquisition, Inc. and The Lottery Channel, Inc. See the Press Release dated August 28, 2000, which is attached hereto as Exhibit 99.1, regarding such termination. The information contained in such Press Release is incorporated herein by reference.





Item 7. Financial Statements and Exhibits.

(c) Exhibits.


Exhibit No.             Description

99.1              Press Release dated August 28, 2000.





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             MDI ENTERTAINMENT, INC.
                                  (Registrant)

Dated    August 29, 2000                            By:  /s/ Steven M. Saferin
         ---------------                            --------------------------

                                                             Steven M. Saferin
                                                           President and Chief
                                                             Executive Officer

                                  EXHIBIT INDEX



Exhibit No.                    Description

99.1              Press Release dated August 28, 2000.